UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)

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[   ]            Soliciting Material Pursuant to §240.14a-12

Quaint Oak Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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April 6, 2018

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Quaint Oak Bancorp, Inc.  The meeting will be held at our headquarters, located at 501 Knowles Avenue, Southampton, Pennsylvania, 18966 on Wednesday, May 9, 2018 at 2:00 p.m., Eastern time.  The matters to be considered by shareholders at the annual meeting are described in the accompanying materials.

It is very important that your shares be voted at the annual meeting regardless of the number you own or whether you are able to attend the meeting in person.  We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting.  This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

On behalf of the Board of Directors and all of the employees of Quaint Oak Bancorp, I thank you for your continued interest and support.

Sincerely,

Robert T. Strong
President and Chief Executive Officer

QUAINT OAK BANK

Main Office:
501 Knowles Avenue
Southampton, PA 18966

Branch Office:
1710 Union Boulevard
Allentown, PA 18190

Quaint Oak Insurance:
4275 County Line Road, Suite 14
Chalfont, PA 18914

MARKET AREA

Northampton County
Lehigh County
Allentown
Bucks County
Chalfont
Montgomery County
Southampton
City of Philadelphia
PENNSYLVANIA
Harrisburg

The main office is located in the Southampton Shopping Center at the intersection of Knowles Avenue and 2nd Street Pike. The entrance is on Knowles Avenue, and we are located at the northwest corner of the shopping center.

If you are driving from:

1-95 and Street Road: proceed west on Street Road approximately 8½ miles. Turn left on Knowles Avenue and proceed 0.3 miles.

Pennsylvania Turnpike and Route 1 South: proceed west on Street Road approximately 5 miles. Turn left on Knowles Avenue and proceed 0.3 miles.

Bustleton Avenue: proceed north on Bustleton Avenue to Street Road. Turn left and proceed approximately 2½ miles. Turn left on Knowles Avenue and proceed 0.3 miles.

Huntingdon Pike (Route 232): proceed north on Huntingdon Pike. Huntington Pike becomes 2nd Street Pike. Turn left on Knowles Avenue.

QUAINT OAK BANCORP, INC. 501 Knowles Avenue Southampton, Pennsylvania 18966 (866) 795-4499
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME	2:00 p.m., Eastern time, Wednesday, May 9, 2018

PLACE	Quaint Oak Bank 501 Knowles Avenue Southampton, Pennsylvania 18966

ITEMS OF BUSINESS	(1) To elect two directors for a three-year term expiring in 2021, and until their successors are elected and qualified;

(2) To approve the Quaint Oak Bancorp, Inc. 2018 Stock Incentive Plan;

(3) To ratify the appointment of S.R. Snodgrass, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

To transact such other business, as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

RECORD DATE	Holders of Quaint Oak Bancorp common stock of record at the close of business on March 20, 2018, are entitled to vote at the meeting.

ANNUAL REPORT	Our 2017 Annual Report to Shareholders is enclosed but is not a part of the proxy solicitation materials.

PROXY VOTING
It is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning the proxy card sent to you.  Most shareholders whose shares are held in "street" name with a broker or other nominee can also vote their shares over the Internet or by telephone.  If Internet or telephone voting is available to you, voting instructions are printed on the voting instruction form you received.  You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS Diane J. Colyer Corporate Secretary
Southampton, Pennsylvania April 6, 2018

PROXY STATEMENT
OF
QUAINT OAK BANCORP, INC.

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

We are furnishing this proxy statement to holders of common stock of Quaint Oak Bancorp, Inc., the parent holding company of Quaint Oak Bank. Proxies are being solicited on behalf of our Board of Directors for use at the Annual Meeting of Shareholders to be held at our corporate headquarters located at 501 Knowles Avenue, Southampton, Pennsylvania, 18966 on Wednesday, May 9, 2018 at 2:00 p.m., Eastern time, and at any adjournment thereof for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.  This proxy statement is first being mailed to shareholders on or about April 6, 2018.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 9, 2018.  This proxy statement and our 2017 Annual Report are available on our website at www.quaintoak.com/investors/annual-meeting.

What is the purpose of the annual meeting?

At our annual meeting, shareholders will act upon the matters outlined in the attached Notice of Annual Meeting of Shareholders, including the election of directors, approval of the Quaint Oak Bancorp, Inc. 2018 Stock Incentive Plan and the ratification of our independent registered public accounting firm.  In addition, management may report on the performance of Quaint Oak Bancorp and respond to questions from shareholders.

Who is entitled to vote?

Only our shareholders of record as of the close of business on the voting record date for the annual meeting, March 20, 2018, are entitled to vote at the meeting. On the record date, we had 1,958,049 shares of common stock issued and outstanding and no other class of equity securities outstanding.  For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

After you have carefully read this proxy statement, indicate on your proxy card how you want your shares to be voted.  Then sign, date and mail your proxy card in the enclosed prepaid return envelope as soon as possible.  This will enable your shares to be represented and voted at the annual meeting.

If my shares are held in "street name" by my broker, could my broker automatically vote my shares?

Your broker may not vote on the election of directors or the approval of the Quaint Oak Bancorp, Inc. 2018 Stock Incentive Plan if you do not furnish instructions for proposals one or two to your broker.  You should use the voting instruction form or broker card provided by the institution that holds your shares to instruct your broker to vote your shares or else your shares may not be voted or may be considered "broker non-votes."

Your broker may vote in his or her discretion on the ratification of the appointment of our independent registered public accounting firm if you do not furnish instructions.  If your broker votes in his or her discretion on proposal three and you did not provide instructions on the other proposals, then your shares will be considered "broker non-votes" on proposals one and/or two.

Can I attend the meeting and vote my shares in person?

All shareholders are invited to attend the annual meeting.  Shareholders of record can vote in person at the annual meeting.  If your shares are held in "street name," then you are not the shareholder of record and you must ask your broker or other nominee about how you can vote at the annual meeting.

Can I change my vote after I return my proxy card?

Yes.  If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy card.

●	First, you may complete and submit a new proxy card. Any earlier proxies will be revoked automatically.

●
Second, you may send a written notice to the Secretary of Quaint Oak Bancorp, Inc., Ms. Diane J. Colyer, Corporate Secretary, Quaint Oak Bancorp, Inc., 501 Knowles Avenue, Southampton, Pennsylvania 18966, in advance of the meeting stating that you would like to revoke your proxy.

●	Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

If your shares are held in street name and you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

The presence at the annual meeting, in person or by proxy, of the holders of a majority of the votes that all shareholders are entitled to cast on a particular matter to be acted upon at the annual meeting will constitute a quorum.  Proxies received but marked as abstentions will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors' recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement.  In summary, the Board of Directors recommends that you vote (i) FOR the nominees for director described herein, (ii) FOR approval of the 2018 Stock Incentive Plan and (iii) FOR ratification of the appointment of S.R. Snodgrass, P.C. as our independent registered public accounting firm for the year ending December 31, 2018.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy.  If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.  Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

What vote is required to approve each item?

Directors are elected by a plurality of the votes cast with a quorum, a majority of the outstanding shares entitled to vote represented in person or by proxy, present.  The two persons who receive the greatest number of votes of the holders of common stock represented in person or by proxy at the annual meeting will be elected directors.  The affirmative vote of a majority of the votes cast by shareholders entitled to vote at the annual meeting is required for approval of the Quaint Oak Bancorp, Inc. 2018 Stock Incentive Plan and for the approval of the proposal to ratify the appointment of our independent registered public accounting firm for the year ending December 31, 2018.  Under the Pennsylvania Business Corporation Law, abstentions and broker non-votes do not constitute votes cast and will not affect the vote required for the proposal to ratify the appointment of the independent registered public accounting firm.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors (Proposal One)

Our Articles of Incorporation provide that the Board of Directors will be divided into three classes as nearly equal in number as the then total number of directors constituting the Board of Directors permits.  The directors are elected by our shareholders for staggered terms, and until their successors are elected and qualified.  At the annual meeting, shareholders of Quaint Oak Bancorp will be asked to elect one class of directors, consisting of two directors, for a three-year term expiring in 2021, and until their successors are elected and qualified.

Our Nominating and Corporate Governance Committee has recommended the re-election of Messrs. DiPiero and Phillips as directors.  No director is related to any other director or executive officer by first cousin or closer, except Messrs. Ager and DiPiero who are brothers-in-law.  Each nominee and each director whose term continues currently serves as a director of Quaint Oak Bancorp and its subsidiary, Quaint Oak Bank.

Unless otherwise directed, each proxy card signed and returned by a shareholder will be voted for the election of the nominees for director listed below.  If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors.  At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

The tables on the following pages present information concerning the nominees for director and each director whose term continues, including tenure as a director.  Terms as directors for all directors other than Mr. Clarke include service as a director of Quaint Oak Bank prior to the formation of Quaint Oak Bancorp in 2007.  Ages are reflected as of March 20, 2018.

Nominees for Director for a Three-Year Term Expiring in 2021

Name	Age and Principal Occupation During the Past Five Years/ Public Directorships

Andrew E. DiPiero, Jr., Esq.
Director.  Attorney with Baratta, Russell & Baratta, Huntingdon Valley, Pennsylvania, since November 2011. Prior thereto, Partner with Stampone, D'Angelo, Renzi, DiPiero, Attorneys at Law, P.C., Cheltenham, Pennsylvania, since June 2004. Age 65.

Mr. DiPiero has served as a Director since 1984 and holds the position of Chairman of the Audit Committee. He brings the expertise of a practicing attorney to the Board of Directors and has an insight into both the Delaware and the Lehigh Valley market areas, having represented numerous clients in these areas. Additionally, he is Board Certified as a Civil Trial Advocate by the National Board of Trial Advocacy. Mr. DiPiero is AV rated by Martindale Hubbell and has been awarded the designation of Super Lawyer by Philadelphia Magazine for each of the last thirteen years.

Robert J. Phillips
Chairman of the Board of Quaint Oak Bancorp and Quaint Oak Bank since 2007 and 1984, respectively. Partner, Phillips and Phillips Enterprises, Doylestown, Pennsylvania since March 2005. Previously, President, Shipping Connections, Inc., Bristol, Pennsylvania from October 1996 to October 2003. Age 71.

Mr. Phillips has served as a director since 1968 and Chairman since 1984. Mr. Phillips also acts as a liaison to the Bank's community serving in the position of Director and President of the Centennial Education Foundation along with being a Director and past President of the Southampton Business and Professional Association. He has been honored in 2010 with the Southampton Outstanding Citizen Citation.

The Board of Directors recommends that you vote FOR election of the nominees for Director.

Directors Whose Terms Are Continuing

Directors Whose Terms Expire in 2019

Name	Age and Principal Occupation During the Past Five Years/ Public Directorships

John J. Augustine, CPA
Director.  Chief Financial Officer of Quaint Oak Bancorp and Chief Financial Officer and Treasurer of Quaint Oak Bank since October 5, 2009 and Executive Vice President of Quaint Oak Bancorp and Quaint Oak Bank since May 2016 and May 2013, respectively.  Previously, Senior Audit Manager of Teleflex, Inc., Limerick, Pennsylvania from February 2006 to September 2009.  Prior thereto, Mr. Augustine was a self-employed consultant for JJA Consulting, Lansdale, Pennsylvania from January 2004 to February 2006; and Executive Vice President and Chief Financial Officer of Reda Sports, Inc., West Easton, Pennsylvania from March 1997 to January 2004. Age 65.

Mr. Augustine has served as a Director since 2000. As a certified public accountant he brings extensive business and consulting experience to the Board. He has more than 25 years of service with financial institutions, including serving as Vice President and Controller for Vista Bancorp, Inc., and Assistant Controller of Germantown Savings Bank.

Directors Whose Terms Expire in 2019 (Continued)
Name	Age and Principal Occupation During the Past Five Years/ Public Directorships

Kenneth R. Gant, MBA
Director.  Non-employee Secretary/Treasurer of Quaint Oak Bank's Board through July 2007. Currently, Associate Agent of Landis Agencies, Operations Manager, Quakertown, Pennsylvania; previously, Owner, Gant Insurance Agency, Doylestown, Pennsylvania from September 2006 to January 2008. Prior thereto, Agency Development Manager, National Grange Insurance Company, Keene, New Hampshire from February 2005 to April 2006; consultant for Quaint Oak Bank from July 2003 to February 2005; previously Chief Operating Officer, GMG Insurance Agency, Newtown, Pennsylvania, from 1980 to June 2003. Age 59.

Mr. Gant has served as a Director since 1986, and brings the perspective of risk management to the Board from his business life involvement, at many levels, in the insurance business. Mr. Gant has also earned his MBA degree which brings a higher view of business activities to his position as Director.  Mr. Gant also holds the CIC (Certified Insurance Counselor), CPCU (Chartered Property and Casualty Underwriter) and CRM (Certified Risk Manager) designations.

Robert T. Strong
Director.  President and Chief Executive Officer of Quaint Oak Bancorp and Quaint Oak Bank since March 2007 and June 2001, respectively.  Previously, Owner and President of Strong Financial Corporation, Southampton, Pennsylvania.  Prior thereto, Mr. Strong was responsible for residential mortgage banking as Senior Vice President of Prime Bank, Fort Washington, Pennsylvania. Age 71.

Mr. Strong has served as a Director since 2000 and, having focused his professional career in banking brings an extensive background in financial institutions and leadership expertise to the Board. Mr. Strong also brings entrepreneurial business knowledge and experience to the Board through his prior ownership and operation of Strong Financial Corporation. He has extensive mortgage banking experience in the Bank's market area and significant knowledge of the local real estate market.

Directors Whose Terms Expire in 2020

Name	Age and Principal Occupation During the Past Five Years/ Public Directorships

George M. Ager	Director. Currently retired. Previously, Vice Chairman of the Board of Quaint Oak Bank from 1984 to April 2007. Age 81.

Mr. Ager has served as a Director since 1968 and brings the perspective of intimate knowledge of the Philadelphia area to the Board.  Philadelphia has been described as a City of neighborhoods and Mr. Ager has worked the majority of them through his prior employment with a major utility company.  This geographic knowledge overlays the Bank's major investment area.

Directors Whose Terms Expire in 2020 (Continued)

Name	Age and Principal Occupation During the Past Five Years/ Public Directorships

James J. Clarke, Ph.D.
Director.  Principal of Clarke Consulting, Villanova, Pennsylvania, a financial institution consulting firm specializing in asset/liability management, strategic planning and board/management education, since 2002. Trustee of Reliance Bank, Altoona, Pennsylvania since August 1995. Trustee of Phoenixville Federal Bank and Trust, Phoenixville, Pennsylvania from January 2011 to 2015. Director and Chair of the Audit Committee of Wright Investors' Service, a privately held company, Milford, Connecticut, since December 2002. Director of First Financial Bank, Downingtown, Pennsylvania and its public holding company, Chester Valley Bancorp Inc., from 2004 to 2005. Prior thereto, Mr. Clarke served as Professor of Finance and Economics, Villanova University from 1972 to 2002. Age 76.

Mr. Clarke has served as a Director since 2007 and holds the position of Chairman of the Asset and Liability Committee. His background as a professor of finance and economics and currently as a consultant to the banking industry brings unusual depth and perspective as a Director.

Executive Officers Who Are Not Also Directors

Set forth below is information with respect to the principal occupations during the last five years for the four executive officers of Quaint Oak Bancorp and/or our subsidiary, Quaint Oak Bank, who do not also serve as directors of Quaint Oak Bancorp.  Ages are reflected as of March 20, 2018.

Diane J. Colyer, age 59 years, has served as Senior Vice President of Quaint Oak Bancorp since May 2016 and Corporate Secretary since April 2007.  Previously, Ms. Colyer served as Chief Operating Officer of Quaint Oak Bancorp from October 2009 through May 2016 and Treasurer of Quaint Oak Bancorp from July 2008 through May 2010.  Ms. Colyer also serves as Senior Vice President of Quaint Oak Bank since May 2016 and Corporate Secretary since April 2007.   Previously, Ms. Colyer served as Chief Operating Officer of Quaint Oak Bank from October 2009 through May 2016, Treasurer of Quaint Oak Bank from May 2009 through May 2010, System Security Officer from July 2000 to May 2014, and Network Administrator from May 2001 to May 2014.

William R. Gonzalez, age 34 years, has served as Senior Vice President, Business Development of Quaint Oak Bank since May 2013. Mr. Gonzalez has served as President and Chief Executive Officer of Quaint Oak Real Estate, LLC and Quaint Oak Abstract, LLC since July 2009, QOB Properties, LLC since May 2014 and Quaint Oak Insurance Agency, LLC since May 2016.  Mr. Gonzalez served as Executive Vice President and Chief Operating Officer of Quaint Oak Mortgage, LLC from July 2009 through April 2013, and President and Chief Executive Officer since May 2013.

Curt T. Schulmeister, age 60 years, has served as Senior Commercial Loan Officer of Quaint Oak Bank since May 2017.  Previously, Mr. Schulmeister served as Chief Lending Officer of Quaint Oak Bank from February 2007 through May 2017.  Prior thereto, Mr. Schulmeister served as Executive Vice President and Chief Lending Officer of Earthstar Bank, Southampton, Pennsylvania since June 2001.

Robert Farrer, age 52 years, has served as Vice President Risk and Compliance since May 2016, Information Technology Security Officer since May 2014 and Community Reinvestment Act Officer since April 2006. Previously, Mr. Farrer served as Security Officer from April 2006 until May 2013, Vice President Operations of Quaint Oak Bank from May 2015 through May 2016, Compliance Officer from April 2006 to May 2016 and Chief Risk Officer from May 2010 to May 2016.

Committees and Meetings of the Board of Directors

The Board of Directors of Quaint Oak Bancorp has established a Compensation Committee, Audit Committee and Nominating and Corporate Governance Committee. During the fiscal year ended December 31, 2017, the Board of Directors of Quaint Oak Bancorp held twelve regular meetings.  No director attended fewer than 75% of the total number of Board meetings and committee meetings on which he served that were held during this period.  The Board of Directors has determined that a majority of its members are independent directors as "independent director" is defined in the Nasdaq listing standards.  Our independent directors are Messrs. Ager, Clarke, DiPiero, Gant and Phillips. In determining Mr. Ager's independence, the Board considered that Mr. Ager's spouse serves as a non-executive employee of Quaint Oak Bank in her capacity as Assistant Secretary/Deposit Services.

Committee Membership. The following table sets forth the membership of the committees as of the date of this proxy statement.

Director	Audit	Compensation	Nominating and Corporate Governance
James J. Clarke, Ph.D.		*
Andrew E. DiPiero, Jr., Esq.	**	*
Kenneth R. Gant, MBA	*		*
Robert J. Phillips	*	**	*
_____________
*    Member
**  Chairman

Audit Committee.  The primary purpose of the Audit Committee, as set forth in the committee's charter, is to assist the Board of Directors in fulfilling its fiduciary responsibilities relating to corporate accounting and reporting practices.  The Audit Committee reviews with management and the independent auditors the systems of internal control, reviews the annual financial statements, including the Annual Report on Form 10-K, and monitors our adherence in accounting and financial reporting to generally accepted accounting principles.  The Board of Directors has not identified a member of the Audit Committee who meets the Securities and Exchange Commission's definition of audit committee financial expert.  The Board of Directors believes that the Audit Committee members have sufficient expertise to fulfill their fiduciary duties.

The Audit Committee meets on an as needed basis and met four times in 2017.  The Board of Directors and the Audit Committee adopted an Audit Committee Charter which is available on our website at www.quaintoak.com under the "Investor Relations" heading.

Compensation Committee.  The Compensation Committee reviews the compensation of our executive officers and met once in 2017.  No member of the Compensation Committee is a current or former officer or employee of Quaint Oak Bancorp or Quaint Oak Bank.  The Compensation Committee has adopted a written charter which is available on our website at www.quaintoak.com under the "Investor Relations" heading.

Nominating and Corporate Governance Committee.  Nominations for director of Quaint Oak Bancorp are reviewed by the Nominating and Corporate Governance Committee and submitted to the full Board of Directors for approval.  The Nominating and Corporate Governance Committee met once during 2017.  The Charter of the Nominating and Corporate Governance Committee is available on our website at www.quaintoak.com under the "Investor Relations" heading.

Board Leadership Structure

Mr. Robert T. Strong serves as our President and Chief Executive Officer and Mr. Robert J. Phillips serves as our Chairman of the Board.  The Board of Directors has determined that the separation of the offices of Chairman of the Board and President enhances Board independence and oversight. Further, the separation of the Chairman of the Board permits the President and Chief Executive Officer to better focus on his responsibilities of managing the daily operations of Quaint Oak Bancorp and Quaint Oak Bank, enhancing shareholder value and expanding and strengthening our franchise while allowing the Chairman of the Board to lead the Board of Directors in its fundamental role of providing independent oversight and advice to management.  Mr. Phillips is an independent director under the rules of the Nasdaq Stock Market.

Board's Role in Risk Oversight

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk.  Management is responsible for the day-to-day management of the risks Quaint Oak Bancorp faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management.  In its risk oversight role, the Board of Directors ensures that the risk management processes designed and implemented by management are adequate and functioning as designed.  In this regard, the Chairman of the Board meets regularly with management to discuss strategy and risks facing Quaint Oak Bancorp.

Two of our senior executive officers, Mr. Strong and Mr. Augustine, serve on our Board of Directors.  Other members of our senior management attend the Board meetings and are available to address any questions or concerns raised by the Board on risk management or other matters.  Quaint Oak Bank has established an Asset-Liability Committee ("ALCO"), Risk Management Committee and Loan Committee composed of members of the Board and senior management.  The Chairman of the Board and independent directors work together to provide strong, independent oversight of Quaint Oak Bancorp's management and affairs.

Directors' Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of the Board of Directors at annual meetings of shareholders, we expect that our directors will attend, absent a valid reason for not doing so.  All of our directors attended our annual meeting of shareholders held in May 2017.

Director Nominations

The Nominating and Corporate Governance Committee's charter sets forth certain criteria the committee may consider when recommending individuals for nomination to the Board including:

●	ensuring that the Board of Directors, as a whole, is diverse by considering:

o	individuals with various and relevant career experience;
o	relevant technical skills;
o	industry knowledge and experience;
o	financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the U.S. Securities and Exchange Commission); and
o	local or community ties, and

●	minimum individual qualifications, including:

o	strength of character;
o	mature judgment;
o	familiarity with our business and industry;
o	independence of thought; and
o	an ability to work collegially.

The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors.  The Nominating and Corporate Governance Committee will also consider candidates for director suggested by other directors, as well as our management and shareholders.  A shareholder who desires to recommend a prospective nominee for the Board of Directors should notify our Corporate Secretary in writing providing whatever supporting material the shareholder considers appropriate.  Any shareholder wishing to make a nomination must follow our procedures for shareholder nominations which are described under "Shareholder Proposals, Nominations and Communications with the Board of Directors."

Director Compensation

Director Compensation Table.  The following table sets forth total compensation paid to each director who served as a director of Quaint Oak Bank during 2017, other than Messrs. Strong and Augustine whose compensation is set forth below under "Executive Compensation."  Quaint Oak Bank does not have a defined benefit pension plan or retirement plan for the benefit of directors.  We did not award any shares or stock options to our directors in 2017.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(1)	All Other Compensation(2)	Total
George M. Ager, Jr.	$24,100	$--	$--	$400	$24,500
James J. Clarke, Ph.D.	20,950	--	--	--	20,950
Andrew E. DiPiero, Jr., Esq.	20,950	--	--	--	20,950
Kenneth R. Gant, MBA	23,350	--	--	--	23,350
Robert J. Phillips	63,950	--	--	200	64,150
Marsh B. Spink(3)	--	--	--	--	--
________________________
(1)	As of March 20, 2018, the voting record date for this annual meeting, each of our non-employee directors held the following aggregate number of unvested stock awards and outstanding options:

	Aggregate Number of Equity Awards Outstanding at Fiscal Year End
Name	Stock Awards	Option Awards
George M. Ager, Jr.	400	6,000
James J. Clarke, Ph.D.	400	9,886
Andrew E. DiPiero, Jr., Esq.	400	6,000
Kenneth R. Gant, MBA	400	6,000
Robert J. Phillips	600	10,000
Marsh B. Spink(3)	400	15,258

(2)	Represents fees paid for the inspection of properties underlying commercial loans.

(3)	Mr. Spink retired in May 2017.

Narrative to Director Compensation Table.  Members of our Board of Directors receive no compensation for membership on the Board of Quaint Oak Bancorp.  During 2017, each director of Quaint Oak Bank, other than Messrs. Strong and Augustine, received an annual retainer of $7,000 and received $900 for each meeting of the Board of Directors, with one paid absence permitted per year.  For meetings of the Compensation Committee and Nominating and Corporate Governance Committee, members received $350 for each committee meeting and Quaint Oak Bank's Loan Committee members received $450 for each committee meeting.  Mr. Phillips, as Chair of the Compensation and Loan Committees, received $400 and $500, respectively, per meeting as Chair. Members of the Audit Committee received $600 per meeting attended in person and Mr. DiPiero received $700 per meeting as Chair. Messrs. Clarke and Gant, as Chairs of Quaint Oak Bank's ALCO Committee and Risk Management Committee, respectively, received $700 per committee meeting.  The other ALCO and Risk Management Committee members are executive officers and did not receive committee meeting fees.  Committee fees are paid only if the meeting is attended.  In addition to the regular annual retainer and meeting fees, the Chairman of the Board received a fee of $3,000 per month during fiscal 2017. During 2017, Mr. Ager received $400 for the inspection of properties securing certain commercial loans and Mr. Phillips received $200.

    During the year ended December 31, 2013, we made grants and awards of restricted stock and stock options to the members of our Board of Directors under our 2013 Stock Incentive Plan.  Each of our non-employee directors received a grant of 2,000 shares of restricted stock and an award of 6,000 stock options, except for Mr. Phillips, our Chairman of the Board, who received a grant of 3,000 shares of restricted stock and an award of 10,000 stock options (as adjusted for the two-for-one stock split effective September 8, 2015).  The grants and awards of restricted stock and stock options are vesting at a rate of 20% per year commencing on May 8, 2014 and will be fully vested as of May 8, 2018.  The stock options have an exercise price of $8.10 per share and will expire on May 8, 2023.

Related Party Transactions

Certain of our directors and executive officers as well as members of their immediate families and others who are considered "related persons" under Item 404 of Regulation S-K of the SEC are also customers of Quaint Oak Bank.  Any loans to related persons are made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to Quaint Oak Bank.  We had no loans outstanding to our directors, executive officers, any of their immediate family members or any related persons at December 31, 2017.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed Quaint Oak Bancorp's audited consolidated financial statements with management.  The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed in PCAOB Auditing Standard No. 16, (Communications with Audit Committees).  The Audit Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with the independent accountant their independence.  Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Quaint Oak Bancorp's Annual Report on Form 10-K for fiscal year ended December 31, 2017, for filing with the Securities and Exchange Commission.

Members of the Audit Committee
Andrew E. DiPiero, Jr., Esq., Chairman
Kenneth R. Gant, MBA
Robert J. Phillips

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the compensation paid by Quaint Oak Bank to our President and Chief Executive Officer and the other two highest compensated executive officers of us or Quaint Oak Bank for the years ended December 31, 2017 and 2016.

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards	Option Awards	All Other Compensation(2)	Total
Robert T. Strong	2017	$297,000	$61,042	$--	$--	$16,730	$374,772
President and	2016	280,000	63,551	--	--	23,243	366,794
Chief Executive Officer

John J. Augustine Executive Vice President and Chief Financial Officer	2017 2016	209,000 195,000	27,469 28,598	-- --	-- --	15,686 19,581	252,155 243,179

William R. Gonzalez	2017	147,000	21,365	--	--	11,230	179,595
Senior Vice President,	2016	135,000	22,243	--	--	10,834	168,077
Business Development-
Quaint Oak Bank
_____________________

(1)	Reflects bonus for the year, paid in the following fiscal year.

(2)
Includes the fair market value, based on a closing price of $13.00 on December 31, 2017, of the shares of Quaint Oak Bancorp common stock and cash allocated to the employee stock ownership plan accounts of Messrs. Strong, Augustine and Gonzalez, life insurance premiums and for Messrs. Augustine and Gonzalez, dividends paid on shares of restricted stock that vested during the fiscal year. All other compensation does not include amounts attributable to other miscellaneous benefits.  The costs to Quaint Oak Bank of providing such benefits did not exceed $10,000.

Narrative to Summary Compensation Table.  The Compensation Committee approved a base salary of $297,000 for Mr. Strong in 2017, an increase of $17,000, or 6.1%, over his base salary for 2016.  The dollar amount of his base salary was determined by the Compensation Committee's review of the local market for chief executive officer compensation and was intended to ensure that Quaint Oak Bank remained competitive in attracting and retaining a qualified chief executive officer.  The Compensation Committee approved a bonus pool for all executive officers for 2017 which was paid in 2018.  The base amount of the bonus pool was 10% of the consolidated net income for the year ended December 31, 2017 of Quaint Oak Bank, excluding income of Quaint Oak Bancorp, with the total aggregate cash payout to executive officers not to exceed 120% of the bonus pool. Such aggregate payments totaled approximately 80% of the bonus pool for 2017. In determining the amount of the bonus pool allocated to Mr. Strong, the Compensation Committee utilized a performance matrix.  The matrix consisted of the following six targets: loan growth; deposit growth; subsidiary production; efficiency ratio; Texas Ratio; and Camel rating, in addition to a limited discretionary amount. The Compensation Committee also considered the awards of restricted stock and grants of stock options to Mr. Strong during the year ended December 31, 2013. In addition, in 2017 Mr. Strong received dues and membership fees for a local country club as a means of supporting business development.

At the annual meeting of shareholders of Quaint Oak Bancorp held on May 8, 2013, the shareholders recommended, on an advisory basis, that future advisory votes on executive compensation should be held every three years. Consistent with the shareholder recommendation, the Board of Directors of Quaint Oak Bancorp determined that it will hold an advisory vote on executive compensation every three years. The next advisory vote on the compensation of our named executive officers will be presented at the 2019 annual meeting.

Outstanding Equity Awards at Fiscal Year-End

The table below sets forth outstanding equity awards at December 31, 2017 to our named executive officers.

	Option Awards(1)				Stock Awards(1)
	Number of Securities Underlying Unexercised Options		Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(5)
Name	Exercisable	Unexercisable
Robert T. Strong	44,330 24,000	-- 6,000	$5.00 8.10	5/14/2018(2) 5/8/2023(3)	2,000	(3)	$26,000
John J. Augustine	13,886 16,000	-- 4,000	5.00 8.10	5/14/2018(2) 5/8/2023(3)	1,070 338	(4) (3)	13,910 4,394
William R. Gonzalez	8,000	2,000	8.10	5/8/2023(3)	640	(4)	8,320

___________________

(1)
On September 8, 2015, Quaint Oak Bancorp effected a two-for-one stock split.  The number of shares subject to each of the equity awards and exercise price of the options was adjusted to reflect the stock split.

(2)	Granted pursuant to our 2008 Stock Option Plan.

(3)	Granted pursuant to our 2013 Stock Incentive Plan and vesting at a rate of 20% per year commencing on May 8, 2014.

(4)	Granted pursuant to our 2008 Recognition and Retention Plan and vesting at a rate of 20% per year commencing on May 8, 2014.

(5)
Calculated by multiplying the closing market price of our common stock on December 31, 2017, which was $13.00, by the applicable number of shares of common stock underlying the executive officer's stock awards.

Employment Agreements

Quaint Oak Bank entered into an amended and restated employment agreement with Mr. Strong dated as of December 10, 2008, and an employment agreement with Mr. Augustine dated as of September 14, 2012.  The employment agreements have a three-year term which is automatically extended each year for a successive additional one-year period, unless a party to the agreement gives written notice not less than thirty (30) days nor more than ninety (90) days prior to the annual anniversary date, not to extend the employment term.

The employment agreements provide for minimum base salaries of $297,000 and $209,000 to be paid to Messrs. Strong and Augustine, respectively, which may be increased from time to time by the Board of Directors.  The executives are also eligible for a bonus in such amount as determined by the Board of Directors at their discretion.  The agreements provide for participation in employee benefit plans, currently consisting of life insurance, medical and dental, reimbursement for expenses incurred in performing their duties as officers of Quaint Oak Bank and paid vacation as approved by the Board of Directors.

The employment agreements are terminable with or without cause by Quaint Oak Bank. The executive has no right to compensation or other benefits pursuant to the employment agreement for any period after termination by Quaint Oak Bank for cause, as defined in the agreements.  In the event that the employment agreements are terminated by Quaint Oak Bank other than for cause or by the executives as a result of certain adverse actions which are taken with respect to their employment following a change in control, as defined, of Quaint Oak Bank, then the executives will be entitled to a lump sum cash severance amount equal to 2.99 times their average annual compensation for the last three calendar years, subject to reduction pursuant to Section 280G of the Code, as set forth below.

    A change in control is generally defined in the employment agreement to mean a change in the ownership or effective control of Quaint Oak Bancorp or Quaint Oak Bank or a change in the ownership of a substantial portion of the assets of Quaint Oak Bancorp or Quaint Oak Bank, in each case as provided under Section 409A of the Code and the regulations thereunder.

The employment agreements provide that, in the event any of the payments to be made thereunder are deemed to constitute "parachute payments" within the meaning of Section 280G of the Code, then such payments and benefits shall be reduced by the minimum necessary to result in the payments not exceeding three times the executive's average annual compensation from Quaint Oak Bank that was includable in his gross income during the most recent five taxable years ending prior to the year in which the change in control occurs.  As a result, the severance payment in the event of a change in control will not be subject to a 20% excise tax, and Quaint Oak Bank will be able to deduct such payment as compensation expense for federal income tax purposes.

In the event that prior to a change in control the employment agreement is terminated by Quaint Oak Bank other than for cause or the executive's death or disability, or by the executive for "good reason," as defined, then Quaint Oak Bank will pay the executive a lump sum cash severance payment equal to three times his current base salary within 30 days following his termination.  Upon his death or disability, Quaint Oak Bank shall pay the executive or his estate or legal representative, a lump sum cash severance payment equal to one times his current base salary within 30 days following the date of termination of employment, plus a lump sum equal to the prorated portion of the bonus that would have been paid if he had remained employed for the full calendar year, based upon the portion of the year that he was able to perform his duties prior to his death or disability.

Retirement Benefits

Retirement benefits are an important element of a competitive compensation program for attracting senior executives, especially in the financial services industry. Our executive compensation program currently includes (i) a 401(k) profit sharing plan which enables our employees to supplement their retirement savings with elective deferral contributions and permits matching and discretionary contributions by us, and (ii) an employee stock ownership plan that allows participants to accumulate retirement benefits in the form of employer stock at no current cost to the participant.

401(k) and Profit Sharing Plan.  We adopted the Quaint Oak Bank 401(k) Plan effective May 1, 2012.  To participate in the 401(k) Plan, eligible employees must have completed three months of full time service and attained age 21.  Participating employees may make elective salary reduction contributions of up to $18,000, of their eligible compensation for 2017.  Quaint Oak Bank may contribute a matching contribution to the plan in an amount it determines each year.  We are also permitted to make discretionary profit sharing contributions to be allocated to participant accounts.

Employee Stock Ownership Plan.  In connection with the initial public offering of Quaint Oak Bancorp in July 2007, we established an employee stock ownership plan for our eligible employees. The employee stock ownership plan acquired 222,180 shares of Quaint Oak Bancorp's common stock (as adjusted for the two-for-one stock split) utilizing a $1.0 million loan from Quaint Oak Bancorp. The original loan to the employee stock ownership plan had a term of 15 years. We may, at our discretion, make additional contributions in the form of debt service which reduces the principal and the term of the loan. Shares are released for allocation to employees' accounts as the debt service payments are made.  Shares released from the suspense account are allocated to each eligible participant's plan account pro rata based on compensation.  Forfeitures may be used for the payment of expenses or be reallocated among the remaining participants. Participants become 100% vested after six years of service or normal retirement age. Participants also become fully vested in their account balances upon a change in control (as defined), death or disability.  Benefits may be payable upon retirement or separation from service.

PROPOSAL TO ADOPT THE QUAINT OAK BANCORP, INC. 2018 STOCK INCENTIVE PLAN (PROPOSAL TWO)

Description of the Incentive Plan

The following description of the 2018 Stock Incentive Plan is a summary of its terms and is qualified in its entirety by reference to the Incentive Plan, a copy of which is attached to this proxy statement as Appendix A.

General.  The Compensation Committee of the Board of Directors has adopted the 2018 Stock Incentive Plan which is designed to attract and retain qualified personnel in key positions, provide officers and key employees with a proprietary interest in Quaint Oak Bancorp as an incentive to contribute to our success and reward key employees for outstanding performance.  The Incentive Plan is also designed to attract and retain qualified directors for Quaint Oak Bancorp.  The Incentive Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Code, non-qualified or compensatory stock options and share awards of restricted stock, which may be based upon performance goals. Share awards and stock options under the Incentive Plan will be available for grant to officers, key employees and directors of Quaint Oak Bancorp and any subsidiaries, except that non-employee directors are not entitled to receive incentive stock options.

Administration.  The Incentive Plan will be administered and interpreted by a committee of the Board of Directors that is comprised solely of two or more non-employee directors. Such committee currently is comprised of Messrs. Clarke, DiPiero and Phillips, who also currently serve as the Compensation Committee of the Board of Directors.

Stock Options.  Under the Incentive Plan, the Board of Directors or the committee will determine which officers, key employees and non-employee directors will be granted options, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option, whether such options may be exercised by delivering other shares of common stock and when such options become exercisable.  The per share exercise price of a stock option shall be at least equal to the fair market value of a share of common stock on the date the option is granted.

All options granted to participants under the Incentive Plan shall become vested and exercisable at the rate, and subject to such limitations, as specified by the Board of Directors or the committee at the time of grant.  Notwithstanding the foregoing, no vesting shall occur on or after a participant's employment or service with Quaint Oak Bancorp is terminated for any reason other than his death, disability or a change in control.  Unless the committee or Board of Directors shall specifically state otherwise at the time an option is granted, all options granted to participants shall become vested and exercisable in full on the date an optionee terminates his employment or service with Quaint Oak Bancorp or a subsidiary company because of his death or disability.  In addition, all stock options will become vested and exercisable in full upon a change in control of Quaint Oak Bancorp, as defined in the Incentive Plan.

Each stock option or portion thereof shall be exercisable at any time on or after it vests and is exercisable until the earlier of ten years after its date of grant or six months after the date on which the employee's employment terminated, unless extended by the committee or the Board of Directors to a period not to exceed three years from such termination.  Unless stated otherwise at the time an option is granted (i) if an employee terminates his employment with Quaint Oak Bancorp as a result of disability  without having fully exercised his options, the optionee shall have one year following his termination due to disability to exercise such options, and (ii) if an optionee terminates his employment or service with Quaint Oak Bancorp following a change in control of Quaint Oak Bancorp without having fully exercised his options, the optionee shall have the right to exercise such options during the remainder of the original ten year term of the option.  However, failure to exercise incentive stock options within three months after the date on which the optionee's employment terminates will result in the option being treated as a compensatory stock option in the event that it is exercised.  If an optionee dies while serving as an employee or a non-employee director or terminates employment or service as a result of disability and dies without having fully exercised his options, the optionee's executors, administrators, legatees or distributees of his estate shall have the right to exercise such options during the one year period following his death, provided no option will be exercisable more than ten years from the date it was granted.

    Stock options are non-transferable except by will or the laws of descent and distribution. Notwithstanding the foregoing, an optionee who holds non-qualified options may transfer such options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals.  Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option.  Options which are so transferred shall be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

Payment for shares purchased upon the exercise of options may be made (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to Quaint Oak Bancorp the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations, (iii) at the discretion of the board or the committee, by delivering shares of common stock (including shares acquired pursuant to the exercise of an option) equal in fair market value to the purchase price of the shares to be acquired pursuant to the option, (iv) at the discretion of the board or the committee, by withholding some of the shares of common stock which are being purchased upon exercise of an option, or (v) any combination of the foregoing.  With respect to subclause (iii) hereof, the shares of common stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by Quaint Oak Bancorp pursuant to a plan thereof, in each case more than six months prior to the exercise date of the option.

Share Awards.  Under the Incentive Plan, the Board of Directors or the committee is authorized to grant share awards, which are a right to receive a distribution of shares of common stock. Shares of common stock granted pursuant to a share award will be in the form of restricted stock which shall vest upon such terms and conditions as established by the committee.  The board or the committee will determine which officers, key employees and non-employee directors will be granted share awards, the number of shares subject to each share award, whether the share award is contingent upon achievement of certain performance goals and the performance goals, if any, required to be met in connection with a share award.

If the employment of a share award recipient is terminated before the share award is completely earned, the recipient will forfeit the right to any shares subject to the share award that has not been earned, except as set forth below. All shares subject to a share award held by a recipient whose employment or service with Quaint Oak Bancorp or a subsidiary company terminates due to death or disability will be deemed fully earned as of the recipient's last day of employment or service.  In addition, all shares subject to a share award held by a recipient will be deemed to be fully earned as of the effective date of a change of control of Quaint Oak Bancorp.

    A recipient of a share award will not be entitled to receive any dividends declared on the common stock and will not be entitled to any voting rights with respect to an unvested share award until it vests.  Share awards are not transferable by the recipient and shares subject to a share award may only be earned by and paid to the recipient who was notified in writing of such award by the committee.

The committee may determine to make any share award a performance share award by making such award contingent upon the achievement of a performance goal, or any combination of performance goals.  Each performance share award will be evidenced by a written agreement setting forth the performance goals applicable to such award.  All determinations regarding the achievement of any performance goal will be made by the committee.  Notwithstanding anything to the contrary in the Incentive Plan, a recipient of a performance award shall have no rights as a stockholder until the shares of Common Stock covered by the performance share award are issued to the recipient according to the terms thereof.

Number of Shares Covered by the Incentive Plan.  A total of 155,000 shares of common stock have been reserved for future issuance pursuant to the Incentive Plan, which is equal to approximately 8% of the issued and outstanding common stock on March 30, 2018, the date the Incentive Plan was approved by the Compensation Committee of the Board of Directors. No more than 38,750 shares, or 25%, of the shares reserved under the Incentive Plan may be granted as share awards. In the event of a stock split, reverse stock split, subdivision, stock dividend or any other capital adjustment, the number of shares of common stock under the Incentive Plan, the number of shares to which any share award or stock option relates and the exercise price per share under any option shall be adjusted to reflect such increase or decrease in the total number of shares of common stock outstanding after such capital adjustment.

Amendment and Termination of the Incentive Plan. The Board of Directors may at any time terminate or amend the Incentive Plan with respect to any shares of common stock as to which share awards or stock options have not been granted, subject to any required stockholder approval or any stockholder approval which the board may deem to be advisable. The Board of Directors may not, without the consent of the holder of a share award or stock option, alter or impair any share award or stock option previously granted or awarded under the Incentive Plan except as specifically authorized by the plan.

Unless sooner terminated, the Incentive Plan shall continue in effect for a period of ten years from March 30, 2018, the date that the Incentive Plan was adopted by the Compensation Committee of the Board of Directors.  Termination of the Incentive Plan shall not affect any previously granted share awards or stock options.

Awards to be Granted. Quaint Oak Bancorp has not made any determination as to the timing or recipients of grants of share awards or stock options under the Incentive Plan.  The maximum number of shares of Common Stock to which Awards may be granted to any individual shall be 25,000 shares in the aggregate.

Awards Available Under Existing Plans.  The 2008 Recognition and Retention Plan and 2008 Stock Option Plan terminated on February 13, 2018, ten years from the date of adoption. All outstanding unvested awards under such plans continue to vest in accordance with their terms; however, no additional awards are available for grant. As of the date hereof, there are available awards covering 57,636 stock options and up to 22,168 share awards under Quaint Oak Bancorp's existing 2013 Stock Incentive Plan.

Federal Income Tax Consequences. Set forth below is a summary of the federal income tax consequences under the Internal Revenue Code relating to awards which may be granted under the Incentive Plan.

Incentive Stock Options.  No taxable income is recognized by the optionee upon the grant or exercise of an incentive stock option that meets the requirements of Section 422 of the Code.  However, the exercise of an incentive stock option may result in alternative minimum tax liability for the optionee.  If no disposition of shares issued to an optionee pursuant to the exercise of an incentive stock option is made by the optionee within two years from the date of grant or within one year after the date of exercise, then upon sale of such shares, any amount realized in excess of the exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and no deduction will be allowed to Quaint Oak Bancorp for federal income tax purposes.

If shares of common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares on the date of exercise (or, if less, the amount realized on an arm's length sale of such shares) over the exercise price of the underlying options, and Quaint Oak Bancorp will be entitled to deduct such amount, subject to Section 162(m) of the Code.  Any gain realized from the shares in excess of the amount taxed as ordinary income will be taxed as capital gain and will not be deductible by Quaint Oak Bancorp.

An incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment, except in certain cases where the incentive stock option is exercised after the death or permanent and total disability of the optionee.  If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified stock option.

Non-qualified Stock Options.  No taxable income is recognized by the optionee at the time a non-qualified stock option is granted under the Incentive Plan.  Generally, on the date of exercise of a non-qualified stock option, ordinary income is recognized by the optionee in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise, and Quaint Oak Bancorp receives a tax deduction for the same amount, subject to Section 162(m) of the Code.  Upon disposition of the shares acquired, an optionee generally recognizes the appreciation or depreciation on the shares after the date of exercise as either short-term or long-term capital gain or loss depending on how long the shares have been held.  In general, common stock issued upon exercise of an option granted under the Incentive Plan will be transferable and not subject to a risk of forfeiture at the time issued.

Share Awards.  Upon the receipt of a share award, the holder will realize income for federal income tax purposes equal to the amount received, and Quaint Oak Bancorp will be entitled to a deduction for federal income tax purposes in the same amount, subject to Section 162(m) of the Code. Pursuant to Section 83 of the Code, recipients of share awards will recognize ordinary income in an amount equal to the fair market value of the shares of common stock granted to them at the time that the shares vest and become transferable. Quaint Oak Bancorp will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of share awards in the year in which such amounts are included in income, subject to Section 162(m) of the Code.

The above description of tax consequences under federal income tax law is necessarily general in nature and is not complete.  Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances.  Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

    Accounting Treatment.  Quaint Oak Bancorp will recognize the cost of employee services received in share-based payment transactions, including stock options, and measure the cost on the grant-date fair value of the award. That cost will be recognized over the period during which an employee is required to provide service in exchange for the share award or the stock option.   Quaint Oak Bancorp will recognize compensation expense on share awards at the time of vesting.  The amount of compensation expense recognized for accounting purposes is based upon the fair market value of the common stock at the date of grant to recipients, rather than the fair market value at the time of vesting for tax purposes, unless the grants are performance based.   In such event, the fair market value on the date of vesting will be recognized as compensation expense.  The vesting of plan share awards will have the effect of increasing Quaint Oak Bancorp's compensation expense and will be a factor in determining Quaint Oak Bancorp's earnings per share on a fully diluted basis.

Stockholder Approval.  No share awards or stock options will be granted under the Incentive Plan unless the Incentive Plan is approved by stockholders.  Stockholder ratification of the Incentive Plan will satisfy certain federal tax requirements applicable to incentive stock options.

The Board of Directors recommends that stockholders vote FOR adoption of
The 2018 Stock Incentive Plan.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal Three)

Our Audit Committee has appointed S.R. Snodgrass, P.C., independent registered public accounting firm, to perform the audit of Quaint Oak Bancorp's financial statements for the year ending December 31, 2018, and further directed that their selection be submitted for ratification by the shareholders at the annual meeting.

We have been advised by S.R. Snodgrass, P.C. that neither that firm nor any of its associates has any relationship with Quaint Oak Bancorp or Quaint Oak Bank other than the usual relationship that exists between independent registered public accounting firms and their clients.  S.R. Snodgrass, P.C. will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In determining whether to appoint S.R. Snodgrass, P.C. as our independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than auditing services, by S.R. Snodgrass, P.C. is compatible with maintaining their independence.  Each new engagement of S.R. Snodgrass, P.C. was approved in advance by the Audit Committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the SEC's rules.

Audit Fees

The following table sets forth the aggregate fees paid by us to S.R. Snodgrass, P.C. for professional services in connection with the audit of Quaint Oak Bancorp's consolidated financial statements for the years ended December 31, 2017 and 2016 and the fees paid by us to S.R. Snodgrass, P.C.  for tax services during the years ended December 31, 2017 and 2016. No fees were paid by us to S.R. Snodgrass, P.C. for audited-related services or any other services rendered by S.R. Snodgrass, P.C. during fiscal 2017 or 2016.
	Year Ended December 31,
	2017	2016
Audit Fees(1)	$87,542	$97,519
Audit-related fees	--	--
Tax fees (2)	10,503	11,368
All other fees	--	--
Total	$98,045	$108,887
____________________

(1)
Audit fees consist of fees for professional services rendered for the audit of Quaint Oak Bancorp's financial statements, review of financial statements included in Quaint Oak Bancorp's quarterly reports, financial and compliance audits required by HUD, and for services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

(2)	Tax fees consist primarily of fees paid in connection with preparing federal and state income tax returns and other tax, audit and related services.

The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Quaint Oak Bancorp.  The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee's charter.  In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.  The Audit Committee separately approves other individual engagements as necessary.  The chair of the Audit Committee has been delegated the authority to approve audit-related and non-audit related services in lieu of the full Audit Committee, and presents all such previously-approved engagements to the full Audit Committee.

The Board of Directors recommends that you vote FOR the ratification of the appointment of S.R. Snodgrass, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables below set forth, as of March 20, 2018, the voting record date, certain information as to our common stock beneficially owned by (a) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 who or which was known to us to be the beneficial owner of more than 5% of our issued and outstanding common stock, (b) our directors, (c) certain executive officers of Quaint Oak Bancorp and/or Quaint Oak Bank, and (d) all directors and executive officers as a group.

	Common Stock Beneficially Owned as of March 20, 2018(1)
Name of Beneficial Owner	Amount	Percentage(2)

Quaint Oak Bancorp, Inc. Employee Stock Ownership Plan Trust 501 Knowles Avenue Southampton, Pennsylvania 18966	220,599(3)	11.3%

Phil Lifschitz 7 Tulane Drive Livingston, New Jersey 07039	181,600(4)	9.3

	(Footnotes on following page)

	Common Stock Beneficially Owned as of March 20, 2018(1)
Name of Beneficial Owner	Amount		Percentage(2)

Directors:
George M. Ager, Jr.	44,620	(5)(6)	2.3
John J. Augustine, CPA	82,079	(5)(7)	4.2
James J. Clarke, Ph.D.	53,840	(5)	2.8
Andrew E. DiPiero, Jr., Esq.	33,688	(5)(8)	1.7
Kenneth R. Gant, MBA	41,390	(5)(9)	2.1
Robert J. Phillips	67,773	(5)(10)	3.5
Robert T. Strong	240,887	(5)(11)	12.0

Other Named Executive Officer:
William R. Gonzalez	26,403	(5)(12)	1.3
All directors and executive officers as a group (11 persons)	696,686	(5)(13)	32.7%

___________________
(1)
Based upon filings made with the Securities and Exchange Commission and information furnished by the respective individuals.  Pursuant to regulations under the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (a) voting power, which includes the power to vote or to direct the voting of the shares, or (b) investment power, which includes the power to dispose or to direct the disposition of the shares.  Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.  A person is deemed to have beneficial ownership of any shares of common stock which may be acquired within 60 days of the record date pursuant to the exercise of outstanding stock options.

(2)
Each beneficial owner's percentage ownership is determined by assuming that options held by such person (but not those held by any other person) and that are exercisable within 60 days of the voting record date have been exercised.

(3)
Mr. John J. Augustine and Ms. Diane J. Colyer act as trustees of the Quaint Oak Bancorp, Inc. Employee Stock Ownership Plan Trust.  As of March 20, 2018, 167,643 shares held in the plan trust were allocated to individual accounts established for participating employees and 52,956 shares were held, unallocated, for allocation in future years. In general, the allocated shares held in the plan trust as of March 21, 2018, will be voted by the plan trustees in accordance with the instructions of the participants. Any unallocated shares are generally required to be voted by the plan trustees for or against proposals to shareholders in the same proportion as the shares of Company Stock which have been allocated to the accounts of individual participants and their beneficiaries are actually voted thereby, subject to each case to the fiduciary duties of the plan trustees and applicable law.  The amount of our common stock beneficially owned by officers who serve as plan trustees and by all directors and executive officers as a group does not include the shares held by the plan trust other than shares specifically allocated to the individual officer's account.

(4)
Based on the most current information obtained by Quaint Oak Bancorp from Mr. Lifschitz. Mr. Lifschitz reported sole voting and dispositive power with respect to the 181,600 shares which represented 9.3% of our outstanding common stock at March 20, 2018.

(5)
Includes shares held in trust by Quaint Oak Bancorp's 2008 Recognition and Retention Plan ("RRP") which have been awarded to certain officers and over which they may provide voting instructions to the RRP trustees and stock options which have been granted to the directors and officers under Quaint Oak Bancorp's 2008 Stock Option Plan and 2013 Stock Incentive Plan which are exercisable within 60 days of the voting record date as follows:

Name	Stock Options	RRP Shares
George M. Ager, Jr.	6,000	--
John J. Augustine, CPA	20,000	1,070
James J. Clarke, Ph.D.	6,000	--
Andrew E. DiPiero, Jr., Esq.	6,000	--
Kenneth R. Gant, MBA	6,000	--
Robert J. Phillips	10,000	--
Robert T. Strong	74,330	--
William R. Gonzalez	10,000	640

All directors and executive officers as a group (11 persons)	175,748	3,630

(6)	Includes 23,846 shares held jointly with Mr. Ager's spouse, 902 shares held by his spouse, and 6,718,679 allocated to the account of his spouse in the Quaint Oak Bancorp ESOP.

(7)
Includes 3,000 shares held by Mr. Augustine's spouse, 22,200 shares held in Mr. Augustine's individual retirement account 3,052.777 shares held in Mr. Augustine's account in the 401(k) Plan and 14,652.780 shares allocated to Mr. Augustine's account in the ESOP.

(8)	Includes 2,000 shares held by Mr. DiPiero's spouse and 10,000 shares held in Mr. DiPiero's individual retirement account.

(9)	Includes 20,000 shares held in Mr. Gant's individual retirement account and 2,400 shares held by Mr. Gant's children.

(Footnotes continued on following page)

_________________
(10)	Includes 53,859 shares held jointly with Mr. Phillips's spouse, 658 shares held by his spouse and 1,456 shares held in Mr. Phillips's individual retirement account.

(11)
Includes 104,372 shares held jointly with Mr. Strong's spouse, 22,242 shares held in Mr. Strong's individual retirement account, 6,337.137 shares held in Mr. Strong's account in the 401(k) Plan and 33,606.267 shares allocated to Mr. Strong's account in the ESOP. The address for Mr. Strong is c/o Quaint Oak Bank, 501 Knowles Avenue, Southampton, Pennsylvania 18966.

(12)	Includes 5,864.363 shares allocated to Mr. Gonzalez's account in the 401(k) Plan and 7,565.541shares allocated to Mr. Gonzalez's account in the ESOP.

(13)
Includes an aggregate of 18,677.157 shares of common stock held in the 401(k) Plan and 102,989.495 shares of common stock which are held by the Quaint Oak Bancorp, Inc. ESOP on behalf of our executive officers as a group.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of Quaint Oak Bancorp, Inc.'s common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than 10% shareholders are required by regulation to furnish us with copies of all Section 16(a) forms they file.  Other than the Quaint Oak Bancorp, Inc. Employee Stock Ownership Plan and Mr. Strong, we know of no person who owns 10% or more of our common stock.

Based solely on review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, 2017, all of our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a).

SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholder Proposals.  Any proposal which a shareholder wishes to have included in the proxy materials of Quaint Oak Bancorp relating to the next annual meeting of shareholders, which is expected to be held in May 2019, must be received at our principal executive offices located at 501 Knowles Avenue, Southampton, Pennsylvania 18966, Attention:  Diane J. Colyer, Corporate Secretary, no later than December 7, 2018.  If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders.  It is urged that any such proposals be sent certified mail, return receipt requested.

Shareholder proposals which are not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting pursuant to Section 2.10 of our Bylaws, which provides that the shareholder must give timely notice thereof in writing to the Corporate Secretary.  To be timely with respect to the annual meeting of shareholders expected to be held in May 2019, a shareholder's notice must be delivered to, or mailed and received at, our principal executive offices no later than December 7, 2018.  A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting the information required by Section 2.10 of our Bylaws.

Shareholder Nominations.  Our Bylaws provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by the Board or the Nominating Committee thereof, shall be made by a shareholder who has complied with the notice provisions in the Bylaws.  Written notice of a shareholder nomination generally must be communicated to the attention of the Corporate Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders, 120 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of shareholders.  For our annual meeting in 2019, this notice must be received by December 7, 2018.  Each written notice of a shareholder nomination is required to set forth certain information specified in Section 3.12 of Quaint Oak Bancorp's Bylaws.  We did not receive any shareholder nominations with respect to this annual meeting.

Other Shareholder Communications.  Our Board of Directors has adopted a formal process by which shareholders may communicate with the Board.  Shareholders who wish to communicate with our Board of Directors may do so by sending written communications addressed to the Board of Directors of Quaint Oak Bancorp, Inc., c/o Diane J. Colyer, Corporate Secretary, 501 Knowles Avenue, Southampton, Pennsylvania 18966.y

ANNUAL REPORTS

A copy of our Annual Report to Shareholders for the year ended December 31, 2017 accompanies this proxy statement.  Such annual report is not part of the proxy solicitation materials.

Upon receipt of a written request, we will furnish to any shareholder without charge a copy of our Annual Report on Form 10-K (without exhibits) for fiscal 2017 required to be filed with the Securities and Exchange Commission. In addition, upon written request, we will furnish copies of the exhibits to the Annual Report on Form 10-K for a fee that covers our reasonable expenses in furnishing such exhibits.  Such written requests should be directed to Diane J. Colyer, Corporate Secretary, Quaint Oak Bancorp, 501 Knowles Avenue, Southampton, Pennsylvania 18966.  The Form 10-K is not part of the proxy solicitation materials.

OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by Quaint Oak Bancorp. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of our common stock.  In addition to solicitations by mail, our directors, officers and employees may solicit proxies personally or by telephone without additional compensation.

Appendix A

QUAINT OAK BANCORP, INC.
2018 STOCK INCENTIVE PLAN

ARTICLE I
ESTABLISHMENT OF THE PLAN

Quaint Oak Bancorp, Inc. (the "Corporation") hereby establishes this 2018 Stock Incentive Plan (the "Plan") upon the terms and conditions hereinafter stated.

ARTICLE II
PURPOSE OF THE PLAN

The purpose of this Plan is to improve the growth and profitability of the Corporation and its Subsidiary Companies by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiary Companies, and rewarding Employees for outstanding performance and the attainment of targeted goals.  All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind.

ARTICLE III
DEFINITIONS

3.01 "Award" means an Option or Share Award granted pursuant to the terms of this Plan.

3.02 "Bank" means Quaint Oak Bank, the wholly owned subsidiary of the Corporation.

3.03 "Beneficiary" means the person or persons designated by a Recipient or Optionee to receive any benefits payable under the Plan in the event of such Recipient's or Optionee's death.  Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee.  In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

3.04 "Board" means the Board of Directors of the Corporation.

3.05 "Change in Control" means a change in the ownership of the Corporation or the Bank, a change in the effective control of the Corporation or the Bank or a change in the ownership of a substantial portion of the assets of the Corporation or the Bank, in each case as provided under Section 409A of the Code and the regulations thereunder.

3.06 "Code" means the Internal Revenue Code of 1986, as amended.

3.07 "Committee" means a committee of two or more directors appointed by the Board pursuant to Article IV hereof.

3.08 "Common Stock" means shares of the common stock, $0.01 par value per share, of the Corporation.

3.09 "Disability" means in the case of any Optionee or Recipient that the Optionee or Recipient: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Corporation or the Bank (or would have received such benefits for at least three months if he had been eligible to participate in such plan).  If the determination of Disability relates to an Incentive Stock Option, Disability means Permanent and Total Disability as defined in Section 22(e)(3) of the Code.  In the event of a dispute, the determination of whether a Participant is Disabled will be made by the Committee and may be supported by the advice of a physician competent in the area to which such Disability relates.

3.10 "Effective Date" means the day upon which the Compensation Committee of the Board approves this Plan.

3.11 "Employee" means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

3.12 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

3.13 "Exercise Price" means the price at which a share of Common Stock may be purchased by an Optionee pursuant to an Option.

3.14 "Fair Market Value" shall be equal to the fair market value per share of the Corporation's Common Stock on the date an Award is granted.  For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported on the principal exchange on which the Common Stock is listed or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use.  Notwithstanding the foregoing, if the Common Stock is not readily tradable on an established securities market for purposes of Section 409A of the Code, then the Fair Market Value shall be determined by means of a reasonable valuation method that takes into consideration all available information material to the value of the Corporation and that otherwise satisfies the requirements applicable under Section 409A of the Code and the regulations thereunder.

3.15 "Incentive Stock Option" means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

3.16 "Non-Employee Director" means a member of the Board of the Corporation or Board of Directors of the Bank, including an advisory director or a director emeritus of the Board of the Corporation and/or Board of Directors of the Bank, who is not an Officer or Employee of the Corporation or any Subsidiary Company.

3.17 "Non‑Qualified Option" means any Option granted under this Plan which is not an Incentive Stock Option.

3.18 "Officer" means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

3.19 "Option" means a right granted under this Plan to purchase Common Stock.

3.20 "Optionee" means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

3.21 "Performance Share Award" means a Share Award granted to a Recipient pursuant to Section 9.06 of the Plan.

3.22 "Performance Goal" means an objective for the Corporation or any Subsidiary Company or any unit thereof or any Employee of the foregoing that may be established by the Committee for a Performance Share Award to become vested, earned or exercisable.  The Performance Goals shall be based on one or more of the following criteria:

●	net income or net income per share (before or after taxes and whether or not excluding specific items, including but not limited to stock-based or other compensation expense);
●	return measures (including, but not limited to, total stockholders' return, return on average assets, return on average shareholders' equity, return of investment and cash return on tangible equity);
●	net interest income and net interest income on a tax equivalent basis;
●	net interest margin and net interest margin on a tax equivalent basis;
●	net non-interest expense to average assets;
●	interest sensitivity gap levels;
●	expense targets, efficiency ratio or other expense measures;
●	levels of assets or loans (in total or with respect to specific categories);
●	levels of deposits (in total or with respect to specific categories of deposit accounts;
●	market share;
●	levels and values of securities investments;
●	asset quality levels;
●	business expansion or consolidation performance;
●	strategic plan development and implementation;
●	share price;
●	regulatory compliance and capital levels;
●	financial ratings; and
●	achievement of balance sheet or income statement objectives, or other financial, accounting or quantitative objectives established by the Committee.

Performance goals with respect to the foregoing criteria may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to the performance of a group of comparator companies, or a published or special index, or a stock market index, that the Committee deems appropriate.  Any member of a comparator group or an index that disappears during a measurement period shall be disregarded for the entire measurement period.  Performance Goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion).

3.23 "Recipient" means an Employee or Non-Employee Director who receives a Share Award or Performance Share Award under the Plan.

3.24 "Share Award" means a right granted under this Plan to receive a distribution of shares of Common Stock upon completion of the service and other requirements described in Article IX and includes Performance Share Awards.

3.25 "Subsidiary Companies" means those subsidiaries of the Corporation, including the Bank, which meet the definition of "subsidiary corporations" set forth in Section 424(f) of the Code, at the time of granting of the Award in question.

ARTICLE IV
ADMINISTRATION OF THE PLAN

4.01 Duties of the Committee.  The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02.  The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) deal with satisfaction of an Optionee's or Recipient's tax withholding obligation pursuant to Article XIII hereof, (ii) include arrangements to facilitate the Optionee's ability to borrow funds for payment of the exercise or purchase price of an Award, if applicable, from securities brokers and dealers, and (iii) include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously-owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired.  The interpretation and construction by the Committee of any provisions of this Plan, any rule, regulation or procedure adopted by it pursuant hereto or of any Award shall be final and binding in the absence of action by the Board.

4.02 Appointment and Operation of the Committee. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board.  The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto.  In addition, each member of the Committee shall be an "independent director" as such term is defined in Rule 5605(a)(2) of the Marketplace Rules of the Nasdaq Stock Market or any successor thereto.  The Committee shall act by vote or written consent of a majority of its members.  Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs.  It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent.  The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

4.03 Revocation for Misconduct.  The Board or the Committee may by resolution immediately revoke, rescind and terminate any Award, or portion thereof, to the extent not yet vested and in the case of Options, not yet exercised, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order.  Awards, or portions thereof, to the extent not yet vested and in the case of Options, not yet exercised, previously granted or awarded to a Non-Employee Director who is removed for cause pursuant to the Corporation's Articles of Incorporation and Bylaws or the Bank's Amended and Restated Articles of Incorporation and Bylaws shall terminate as of the effective date of such removal.

    4.04 Limitation on Liability.  Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to this Plan, any rule, regulation or procedure adopted by it pursuant hereto or any Awards granted under it.  If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

4.05 Compliance with Laws and Regulations.  All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.  The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable.  Moreover, no Option may be exercised if such exercise would be contrary to applicable laws and regulations.

4.06 Restrictions on Transfer.  The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Award granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

4.07 No Deferral of Compensation Under Section 409A of the Code.  All Awards granted under the Plan are designed to not constitute a deferral of compensation for purposes of Section 409A of the Code.  Notwithstanding any other provision in this Plan to the contrary, all of the terms and conditions of any Options granted under this Plan shall be designed to satisfy the exemption for stock options set forth in the regulations issued under Section 409A of the Code.  Both this Plan and the terms of all Options granted hereunder shall be interpreted in a manner that requires compliance with all of the requirements of the exemption for stock options set forth in the regulations issued under Section 409A of the Code.  No Optionee shall be permitted to defer the recognition of income beyond the exercise date of a Non-Qualified Option or beyond the date that the Common Stock received upon the exercise of an Incentive Stock Option is sold.  No Recipient shall be permitted to defer the recognition of income beyond the date a Share Award shall be deemed earned pursuant to Article IX of this Plan.

ARTICLE V
ELIGIBILITY

Awards may be granted to such Employees and Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee.  Awards may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies.  Non-Employee Directors shall not be eligible to receive Incentive Stock Options under the Plan.

ARTICLE VI
COMMON STOCK COVERED BY THE PLAN

6.01 Number of Shares.  The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in Article X, shall be 155,000, all of which may be Incentive Stock Options.  None of such shares shall be the subject of more than one Award at any time, but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such shares.

6.02 Source of Shares.  The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

ARTICLE VII
DETERMINATION OF AWARDS, NUMBER OF SHARES, ETC.

7.01 Determination of Awards.  The Committee shall, in its discretion, determine from time to time which Employees and Non-Employee Directors will be granted Awards under the Plan, the number of shares of Common Stock subject to each Award, whether each Option will be an Incentive Stock Option or a Non‑Qualified Option and the Exercise Price of an Option and whether a Share Award will be a Performance Share Award.  In making all such determinations, there shall be taken into account the duties, responsibilities and performance of each Optionee or Recipient his present and potential contributions to the growth and success of the Corporation, his salary and such other factors deemed relevant to accomplishing the purposes of the Plan.

7.02 Limitation on Share Awards.  Notwithstanding anything contained in this Plan to the contrary, the maximum number of shares of Common Stock to which Share Awards may be issued under this Plan shall be 38,750 shares, or 25% of the total shares available for issuance under this Plan.  None of such shares shall be the subject of more than one Award at any time, but if a Share Award as to any shares is surrendered before vested, or expires or terminates for any reason without vesting in full, the number of shares covered thereby shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such shares.

7.03 Maximum Awards to any Person.  Notwithstanding anything contained in this Plan to the contrary, the maximum number of shares of Common Stock to which Awards may be granted to any individual pursuant to this Plan shall be 25,000 shares in the aggregate.

ARTICLE VIII
OPTIONS

Each Option granted hereunder shall be on the following terms and conditions:

8.01 Stock Option Agreement.  The proper Officers on behalf of the Corporation and each Optionee shall execute a stock option agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non‑Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan.  Each Optionee shall receive a copy of his executed stock option agreement.  Any Option granted with the intention that it will be an Incentive Stock Option but which fails to satisfy a requirement for Incentive Stock Options shall continue to be valid and shall be treated as a Non-Qualified Option, to the extent of such failure.

    8.02     Option Exercise Price.

(a)           Incentive Stock Options.  The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b).

(b)           Non‑Qualified Options.  The per share price at which the subject Common Stock may be purchased upon exercise of a Non‑Qualified Option shall be established by the Committee at the time of grant, but in no event shall be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non‑Qualified Option is granted.

(c)           Prohibition of Repricing.  Except as otherwise provided in Section 10.01, the exercise price of an Option may not be reduced, directly or indirectly by cancellation and re-grant or otherwise, without the prior approval of the shareholders of the Corporation.

8.03     Vesting and Exercise of Options.

(a)            General Rule.  Incentive Stock Options and Non‑Qualified Options shall become vested and exercisable at the rate, to the extent and subject to such limitations as may be specified by the Board or the Committee.  Notwithstanding the foregoing, no vesting shall occur on or after an Optionee's employment or service as a Non-Employee Director with the Corporation and all Subsidiary Companies is terminated for any reason other than his death, Disability or a Change in Control.  In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it is less.

(b)            Accelerated Vesting.  Unless the Committee or Board shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company or service as a Non-Employee Director because of his death or Disability.  In addition, all outstanding Options shall become immediately vested and exercisable in full as of the effective date of a Change in Control.

8.04     Duration of Options.

(a)            General Rule.  Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof shall be exercisable at any time on or after it vests and remain exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) six (6) months after the date on which the Employee or Non-Employee Director ceases to be employed by or serve the Corporation and all Subsidiary Companies, or any successor thereto, unless the Board or the Committee in its discretion decides at the time of grant to extend such six-month period in clause (ii) to a period not exceeding three (3) years.  In the event an Incentive Stock Option is not exercised within three months of the effective date of termination of the Optionee's status as an employee, the tax treatment accorded Incentive Stock Options by the Code may not be available.  In addition, the accelerated vesting of Incentive Stock Options provided by Section 8.04 may result in all or a portion of such Incentive Stock Options no longer qualifying as Incentive Stock Options.

(b)            Exceptions.  Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his employment or service as a director with the Corporation or a Subsidiary Company as a result of Disability without having fully exercised his Options, the Employee or Non-Employee Director shall have the right to exercise such Options following his termination due to Disability until one (1) year following the date of termination of employment or service as a director due to Disability, subject to the last sentence of this Section 8.04(b).

    Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his employment or service with the Corporation or a Subsidiary Company following a Change in Control without having fully exercised his Options, the Optionee shall have the right to exercise such Options during the remainder of the original ten (10) year term (or five (5) year term for Options subject to Section 8.09(b) hereof) of the Option from the date of grant.

If an Optionee dies while in the employ or service of the Corporation or a Subsidiary Company or terminates employment or service with the Corporation or a Subsidiary Company as a result of Disability and dies without having fully exercised his Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the one (1) year period following his death, to exercise such Options.

In no event, however, shall any Option be exercisable more than ten (10) years (five (5) years for Options subject to Section 8.09(b) hereof) from the date it was granted.

8.05 Nonassignability.  Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee's lifetime shall be exercisable only by such Optionee or the Optionee's guardian or legal representative.  Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals.  Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.05.  Options which are transferred pursuant to this Section 8.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

8.06 Manner of Exercise.  Options may be exercised in part or in whole and at one time or from time to time.  The procedures for exercise shall be set forth in the written stock option agreement provided for in Section 8.01 above.

8.07 Payment for Shares.  Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option.  All shares sold under the Plan shall be fully paid and nonassessable.  Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Corporation the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations and Financial Accounting Standards Board ASC Topic 718, or any successor thereto, (iii) at the discretion of the Board or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an Option) equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, (iv) at the discretion of the Board or the Committee, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or (v) any combination of the foregoing.  With respect to subclause (iii) hereof, the shares of Common Stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by the Corporation pursuant to a plan thereof, in each case more than six months prior to the exercise date of the Option.

    8.08     Voting and Dividend Rights.  No Optionee shall have any voting or dividend rights or other rights of a shareholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation's shareholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

8.09     Additional Terms Applicable to Incentive Stock Options.  All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this Section 8.09.

(a)           Amount Limitation. Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options under this Plan, together with stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Corporation (or any parent or Subsidiary Company), that are exercisable for the first time by the Optionee during any calendar year shall not exceed $100,000.

(b)           Limitation on Ten Percent Shareholders.  The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to shareholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section 8.04 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

(c)           Notice of Disposition; Withholding; Escrow.  An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of.  The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose.  The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.09(c).

ARTICLE IX
SHARE AWARDS

9.01     Share Award Notice.  As promptly as practicable after the granting of a Share Award pursuant to the terms hereof, the Board or the Committee shall notify the Recipient in writing of the grant of the Share Award, the number of shares covered by the Share Award, whether the Share Award is a Performance Share Award and the terms upon which the shares subject to the Share Award shall be distributed to the Recipient.  The Board or the Committee shall maintain records as to all grants of Share Awards and Performance Share Awards under the Plan.

9.02     Earning Plan Shares; Forfeitures.

(a)          General Rules.  Subject to the terms hereof, Share Awards granted hereunder shall be earned at the rate and to the extent as may be specified by the Committee at the date of grant thereof.  If the employment or service of a Recipient is terminated before the Share Award has been completely earned for any reason (except as specifically provided in subsections (b) and (c) below), the Recipient shall forfeit the right to any shares subject to the Share Award which have not theretofore been earned.  In the event of a forfeiture of the right to any shares subject to a Share Award, such forfeited shares shall become available for grant pursuant to Articles VI and VII as if no Share Award had been previously granted with respect to such shares.  No fractional shares shall be distributed pursuant to this Plan.

(b)         Exception for Termination Due to Death or Disability.  Notwithstanding the general rule contained in Section 9.02(a), all shares subject to a Share Award held by a Recipient whose employment or service with the Corporation or any Subsidiary Company terminates due to death or Disability shall be deemed fully earned as of the Recipient's last day of employment or service with the Corporation or any Subsidiary Company and shall be distributed as soon as practicable thereafter.

(c)            Exception for a Change in Control.  Notwithstanding the general rule contained in Section 9.02(a), all shares subject to a Share Award held by a Recipient shall be deemed to be fully earned as of the effective date of a Change in Control.

    9.03     Dividends and Voting.  A Recipient shall not be entitled to receive any cash dividends declared on the Common Stock with respect to any unvested Share Award.  A Recipient shall not be entitled to any voting rights with respect to any unvested Share Award which has not yet been earned and distributed to him or her pursuant to Section 9.04.

9.04     Distribution of Plan Shares.

(a)            Timing of Distributions:  General Rule.  Subject to the provisions of Section 9.06 hereof, shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

(b)            Form of Distributions.  All shares shall be distributed in the form of Common Stock.  One share of Common Stock shall be given for each share earned and distributable.

(c)           Restrictions on Selling of Plan Shares.  Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan.  Upon distribution, the Board or the Committee may require the Recipient or his Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed shares except in accordance with all then applicable federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed shares in order to restrict the transfer of the distributed shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

9.05     Rights of Recipients.  Notwithstanding anything to the contrary herein, a Participant who receives a Share Award payable in Common Stock shall have no rights as a shareholder until the Common Stock is issued pursuant to the terms of the Award Agreement.

    9.06     Performance Awards.

(a)             Designation of Performance Share Awards.  The Committee may determine to make any Share Award a Performance Share Award by making such Share Award contingent upon the achievement of a Performance Goal or any combination of Performance Goals.  Each Performance Share Award shall be evidenced by a written agreement ("Award Agreement"), which shall set forth the Performance Goals applicable to the Performance Share Award, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Share Award.

(b)            Timing of Grants.  Any Performance Share Award shall be made not later than 90 days after the start of the period for which the Performance Share Award relates and shall be made prior to the completion of 25% of such period.  All determinations regarding the achievement of any Performance Goals will be made by the Committee. The Committee may not increase during a year the amount of a Performance Share Award that would otherwise be payable upon achievement of the Performance Goals but may reduce or eliminate the payments as provided for in the Award Agreement.

(c)               Restrictions on Grants.  Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

(d)             Earning of Performance Share Awards.  Each Performance Share Award shall be earned, vested and payable only upon the achievement of Performance Goals established by the Committee based upon one or more of the criteria set forth in Section 3.22 of this Plan, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, that the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such Performance Goals will be waived, in whole or in part, upon (i) the termination of employment of a Recipient by reason of death or Disability, or (ii) the occurrence of a Change in Control. Achievement of a Performance Goal shall be substantially uncertain at the time the Performance Goal is established.

 (e)         Inclusions and Exclusions from Performance Criteria.  The Committee may provide in any Performance Award, at the time the Performance Goals are established, that any evaluation of performance shall exclude or otherwise objectively adjust for any of the following events that occurs during a performance period: (i) asset write-downs or impairment charges; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (iv) accruals for reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30; (vi) extraordinary nonrecurring items as described in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year; (vii) acquisitions or divestitures.

(f)               Distribution.   No Performance Share Award or portion thereof that is subject to the attainment or satisfaction of a condition of a Performance Goal shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions or Performance Goal to which the distribution, earning or vesting of such Award is subject have been achieved.

                         (g)                Effect of a Change in Control.Unless otherwise provided in the Share Award agreement, upon the occurrence of a Change in Control, the target payout opportunities attainable under outstanding Performance Share Awards shall be deemed to have been fully earned as of the effective date of the Change in Control based upon (i) an assumed achievement of all relevant performance goals at the "target" level if the Change in Control occurs during the first half of the applicable performance period, or (ii) the actual level of achievement of all relevant performance goals against target measured as of the date of the Change in Control, if the Change in Control occurs during the second half of the applicable performance period, and, in either such case, there shall be a pro rata payout to Recipients within sixty (60) days following the Change in Control based upon the length of time within the performance period that has elapsed prior to the Change in Control.  If the sixty (60) day period commences within one calendar year and ends in the following calendar year, then this payment shall be made in the following calendar year.

    9.07.             Nontransferable. Share Awards and Performance Share Awards and rights to shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, shares which are the subject of Share Awards may only be earned by and paid to a Recipient who was notified in writing of a Share Award by the Committee pursuant to Section 9.01.  No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan nor shall the Corporation or any Subsidiary Company be subject to any claim for benefits hereunder.

ARTICLE X
ADJUSTMENTS FOR CAPITAL CHANGES

10.01             General Adjustments.  The aggregate number of shares of Common Stock available for issuance under this Plan, the maximum number of shares to which Share Awards may be issued, the number of shares to which any outstanding Award relates, the maximum number of shares that can be covered by Awards to any person and the exercise price per share of Common Stock under any outstanding Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the Effective Date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.

10.02             Adjustments for Mergers and Other Corporate Transactions.  If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each Award shall be converted, subject to the conditions herein stated, into the right to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Optionees or Recipients would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options, provided that in each case the number of shares or other securities subject to the substituted or assumed stock options and the exercise price thereof shall be determined in a manner that satisfies the requirements of Treasury Regulation §1.424‑1 and the regulations issued under Section 409A of the Code so that the substituted or assumed option is not deemed to be a modification of the outstanding Options. Notwithstanding any provision to the contrary herein, the term of any Option granted hereunder and the property which the Optionee shall receive upon the exercise or termination thereof shall be subject to and be governed by the provisions regarding the treatment of any such Option set forth in the definitive agreement entered into by the Corporation with respect to a Change in Control to the extent such Option remains outstanding and unexercised upon consummation of the transactions contemplated by such definitive agreement.

ARTICLE XI
AMENDMENT AND TERMINATION OF THE PLAN

The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to any required shareholder approval or any shareholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements.  The Board may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under this Plan except as specifically authorized herein.

ARTICLE XII
EMPLOYMENT AND SERVICE RIGHTS

Neither this Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

ARTICLE XIII
WITHHOLDING

13.01 Tax Withholding.  The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee or Recipient to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Award.  The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8.09(c).

13.02 Methods of Tax Withholding.  The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee's or Recipient's tax withholding obligation by the retention of shares of Common Stock to which the Optionee or Recipient would otherwise be entitled pursuant to an Award and/or by the Optionee's delivery of previously-owned shares of Common Stock or other property.

ARTICLE XIV
EFFECTIVE DATE OF THE PLAN; TERM

14.01 Effective Date of the Plan.  This Plan shall become effective on the Effective Date, and Awards may be granted hereunder no earlier than the date that this Plan is approved by shareholders of the Corporation and no later than the termination of the Plan, provided this Plan is approved by shareholders of the Corporation pursuant to Article XV hereof.

14.02 Term of the Plan.  Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date.  Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.

ARTICLE XV
SHAREHOLDER APPROVAL

The Corporation shall submit this Plan to shareholders for approval at a meeting of shareholders of the Corporation held within twelve (12) months following the Effective Date in order to meet the requirements of Section 422 of the Code and regulations thereunder.

ARTICLE XVI
MISCELLANEOUS

16.01 Governing Law.  To the extent not governed by federal law, this Plan shall be construed under the laws of the Commonwealth of Pennsylvania.

16.02 Pronouns.  Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

QUAINT OAK
BANCORP INC

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK___________

MR A SAMPLE
DESIGNATION (IF ANY)
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000000000.000000 ext 000000000.000000 ext
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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

A Proposals — The Board of Directors recommends that you vote "FOR" all the nominees for director listed below, "FOR" the Quaint Oak Bancorp, Inc. 2018 Stock Incentive Plan and "FOR" the ratification of S.R. Snodgrass, P.C.

1. ELECTION OF DIRECTORS: NOMINEES for a three-year term expiring in 2021:

	For	Withhold		For	Withhold
01 - Andrew E. DiPiero, Jr., Esq.	☐	☐	02 - Robert J. Phillips	☐	☐

	For	Against	Abstain
2. PROPOSAL TO APPROVE the Quaint Oak Bancorp, Inc. 2018 Stock Incentive Plan.	☐	☐	☐
3. PROPOSAL TO RATIFY THE APPOINTMENT of S.R. Snodgrass, P.C. as Quaint Oak Bancorp's independent registered public accounting firm for the year ending December 31, 2018.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign this proxy exactly as your name appears on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

1UPX 3745601

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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IMPORTANT ANNUAL MEETING INFORMATION

The proxy statement and our 2017 Annual Report are available on our website at www.quaintoak.com/investors/annual-meeting/.
The proxy statement also contains directions to attend the annual meeting.

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

QUAINT OAK
BANCORP INC

REVOCABLE PROXY — QUAINT OAK BANCORP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF QUAINT OAK BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 9, 2018 AND AT ANY ADJOURNMENT THEREOF.

The Board of Directors of Quaint Oak Bancorp, or any successors thereto, are hereby appointed as proxies with full powers of substitution, to represent and vote, as designated on the reverse side, all the shares of common stock of Quaint Oak Bancorp held of record by the shareholder named on the reverse side as of March 20, 2018, at the Annual Meeting of Shareholders to be held at Quaint Oak Bancorp's corporate headquarters located at 501 Knowles Avenue, Southampton, Pennsylvania 18966, on Wednesday, May 9, 2018, at 2:00 p.m., Eastern time, and any adjournment thereof.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote "FOR" all the nominees for director listed on the reverse side, "FOR" the 2018 Stock Incentive Plan and "FOR" the ratification of S.R. Snodgrass, P.C.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF QUAINT OAK BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR THE 2018 STOCK INCENTIVE PLAN, FOR THE RATIFICATION OF AUDITORS AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

April 6, 2018

To:	Participants in the Quaint Oak Bank 401(k) Plan

Re:       Instructions for voting shares of Quaint Oak Bancorp, Inc.

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Quaint Oak Bancorp, Inc.  We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Quaint Oak Bancorp held in your account in the Quaint Oak Bank 401(k) Plan will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, 2017 Annual Report to Shareholders and Voting Instruction Card.  After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the 401(k) Plan by marking, dating, signing and returning the enclosed Voting Instruction Card in the enclosed envelope no later than three business days prior to the meeting, by May 6, 2018.  Computershare will tabulate the votes for the purpose of having those shares voted by the Trustees.

We urge each of you to vote, as a means of participating in the governance of the affairs of Quaint Oak Bancorp.  If your voting instructions are not received, the shares held in the 401(k) Plan will generally not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which are held in the 401(k) Plan.  If you also own shares of Quaint Oak Bancorp common stock outside of the 401(k) Plan you should receive other voting material for those shares.  Please return all your voting material so that all your shares may be voted.

Sincerely,

Robert T. Strong
President and Chief Executive Officer

QUAINT OAK BANCORP INC

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
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C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

401(k) Plan Voting Instruction Card – Annual Meeting of Shareholders

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

A Proposals — The Board of Directors recommends that you vote "FOR" all the nominees for director listed below, "FOR" the Quaint Oak Bancorp, Inc. 2018 Stock Incentive Plan and "FOR" the ratification of S.R. Snodgrass, P.C.

1. ELECTION OF DIRECTORS: NOMINEES for a three-year term expiring in 2021:

Nominee	For	Withhold
01 - Andrew E. DiPiero, Jr., Esq.	☐	☐
02 - Robert J. Phillips	☐	☐

Proposal	For	Against	Abstain
2. PROPOSAL TO APPROVE the Quaint Oak Bancorp, Inc. 2018 Stock Incentive Plan.	☐	☐	☐
3. PROPOSAL TO RATIFY THE APPOINTMENT of S.R. Snodgrass, P.C. as Quaint Oak Bancorp's independent registered public accounting firm for the year ending December 31, 2018.	☐	☐	☐

In their discretion, the Trustees of the 401(k) Plan are authorized to vote upon such other business as may properly come before the meeting.

B Authorized Signature — This section must be completed for your vote to be counted. — Date and Sign Below

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Quaint Oak Bancorp, Inc. and the accompanying Proxy Statement and Annual Report for the year ended December 31, 2017 prior to the signing of this card.

Date (mm/dd/yyyy) — Please print date below.	Signature — Please keep signature within the box.
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▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

QUAINT OAK
BANCORP INC

Voting Instruction Card — Quaint Oak Bancorp, Inc.

The participant named on the reverse side hereby instructs the Trustees of the Quaint Oak Bank 401(k) Plan to vote, as designated on the reverse side, all the shares of common stock of Quaint Oak Bancorp, Inc. allocated to my 401(k) Plan account as of March 20, 2018 at the Annual Meeting of Shareholders to be held at the headquarters of Quaint Oak Bancorp, Inc. located at 501 Knowles Avenue, Southampton, Pennsylvania, on Wednesday, May 9, 2018, at 2:00 p.m., Eastern time, or at any adjournment thereof.

THE SHARES OF QUAINT OAK BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS, FOR THE 2018 STOCK INCENTIVE PLAN, FOR RATIFICATION OF QUAINT OAK BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES.

Voting instructions must be received no later than three business days prior to the meeting, by May 4, 2018. If no voting instructions are received, the shares allocated to your account(s) will not be voted.

April 6, 2018

To:	Participants in the Quaint Oak Bancorp, Inc. Employee Stock Ownership Plan (the "ESOP")

Re:       Instructions for voting shares of Quaint Oak Bancorp, Inc.

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Quaint Oak Bancorp, Inc.  We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Quaint Oak Bancorp allocated to your account in the Quaint Oak Bancorp, Inc. ESOP will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, 2017 Annual Report to Shareholders and Voting Instruction Card.  After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the ESOP by marking, dating, signing and returning the enclosed Voting Instruction Card in the enclosed envelope no later than three business days prior to the meeting, by May 6, 2018.  Computershare will tabulate the votes for the purpose of having those shares voted by the Trustees.

We urge each of you to vote, as a means of participating in the governance of the affairs of Quaint Oak Bancorp.  If your voting instructions are not received, the shares allocated to your ESOP account will generally not be voted.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the ESOP.  If you also own shares of Quaint Oak Bancorp common stock outside of the ESOP, you should receive other voting material for those shares.  Please return all your voting material so that all your shares may be voted.

Sincerely,

Robert T. Strong
President and Chief Executive Officer

QUAINT OAK BANCORP INC

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_______________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
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ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

ESOP Voting Instruction Card – Annual Meeting of Shareholders

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends that you vote "FOR" all the nominees for director listed below, "FOR" the Quaint Oak Bancorp, Inc. 2018 Stock Incentive Plan and "FOR" the ratification of S.R. Snodgrass, P.C.

+

1. ELECTION OF DIRECTORS: NOMINEES for a three-year term expiring in 2021:

	For	Withhold		For	Withhold
01 - Andrew E. DiPiero, Jr., Esq.	☐	☐	02 - Robert J. Phillips	☐	☐

	For	Against	Abstain
2. PROPOSAL TO APPROVE the Quaint Oak Bancorp, Inc. 2018 Stock Incentive Plan.	☐	☐	☐
3. PROPOSAL TO RATIFY THE APPOINTMENT of S.R. Snodgrass, P.C. as Quaint Oak Bancorp's independent registered public accounting firm for the year ending December 31, 2018.	☐	☐	☐

In their discretion, the Trustees of the ESOP are authorized to vote upon such other business as may properly come before the meeting.

B Authorized Signature — This section must be completed for your vote to be counted. — Date and Sign Below

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Quaint Oak Bancorp, Inc. and the accompanying Proxy Statement and Annual Report for the year ended December 31, 2017 prior to the signing of this card.

Date (mm/dd/yyyy) — Please print date below.	Signature — Please keep signature within the box.
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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

QUAINT OAK
BANCORP INC

Voting Instruction Card — Quaint Oak Bancorp, Inc.

The participant named on the reverse side hereby instructs the Trustees of the Quaint Oak Bancorp, Inc. Employee Stock Ownership Plan (the "ESOP") to vote, as designated on the reverse side, all the shares of common stock of Quaint Oak Bancorp, Inc. allocated to my ESOP account as of March 20, 2018 at the Annual Meeting of Shareholders to be held at the headquarters of Quaint Oak Bancorp, Inc. located at 501 Knowles Avenue, Southampton, Pennsylvania, on Wednesday, May 9, 2018, at 2:00 p.m., Eastern time, or at any adjournment thereof.

THE SHARES OF QUAINT OAK BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS, FOR THE 2018 STOCK INCENTIVE PLAN, FOR RATIFICATION OF QUAINT OAK BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES.

Voting instructions must be received no later than three business days prior to the meeting, by May 4, 2018. If no voting instructions are received, the shares allocated to your account(s) will not be voted.